May 13, 2022 Q1 2022 Earnings Call

May 13, 2022 Forward-Looking Statements This presentation includes forward-looking statements, which are subject to the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology and include, among other things, statements regarding Volta’s strategy and other future events that involve risks and uncertainties. Such forward- looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward- looking statements contained herein due to many factors, including, but not limited to: intense competition faced by Volta in the EV charging market and in its content activities; the possibility that Volta is not able to build on and develop strong relationships with real estate and retail partners to build out its charging network and content partners to expand its content sales activities; market conditions, including seasonality, that may impact the demand for EVs and EV charging stations or content on Volta’s digital displays; risks, cost overruns and delays associated with construction and installation of Volta’s charging stations; risks associated with any future expansion by Volta into additional international markets; cost increases, delays or new or increased taxation or other restrictions on the availability or cost of electricity; rapid technological change in the EV industry may require Volta to continue to develop new products and product innovations, which it may not be able to do successfully or without significant cost; the risk that Volta’s shift to including a pay-for-use charging business model and the requirement of mobile check-ins adversely impacts Volta’s ability to retain driver interest, content partners and site hosts; the EV market may not continue to grow as expected; and the ability to protect its intellectual property rights; and those factors discussed in Volta’s Registration Statement on Form S-1, under the heading “Risk Factors,” filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2021 https://www.sec.gov/Archives/edgar/data/0001819584/000121390021048911/fs12021_voltainc.htm, Volta's Annual Report on Form 10-K, filed with the SEC on April 15, 2022 https://www.sec.gov/Archives/edgar/data/0001819584/000162828022009389/vlta-20211231.htm, Quarterly Reports on Form 10-Q, and other reports and documents Volta files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and Volta undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. There may be additional risks that Volta does not presently know or that Volta currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

3 May 13, 2022 Volta’s Leadership on Today’s Call Francois Chadwick Chief Financial Officer Brandt is a revenue executive with two decades of experience building innovative business models and driving transformational growth for global companies such as iHeartMedia and Clear Channel Communications. In addition to his role as Interim CEO, Brandt leads Volta's advertising and charging solutions teams to deliver measurable impact to top international brands, agency partners, commercial properties, and retail locations. Brandt has led Volta's strong revenue growth and expanded the company's site partner relationships significantly since joining the company in 2020. Drew Bennett EVP, Network Operations Francois comes to Volta with more than 25 years of experience as a senior finance professional working in areas such as IPO finance and readiness, tax, compliance, accounting, strategy, business operations, mergers and acquisitions, financial planning and process design - with a particular focus on growth stage strategies. During his time at Uber, Francois was part of the team that scaled the company globally, orchestrating the launch of Uber in more than 100 countries and guiding its global growth plans. He helped to build Uber as it went through both the IPO and post-IPO process. Under his leadership, Francois built and coordinated a team of 200+ global professionals. He also served as a Board Member of Uber International CV. Brandt Hastings Interim CEO & Chief Revenue Officer Drew is Executive Vice President of Network Operations at Volta. In his role, he leads infrastructure development, supply chain, field operations, and customer support teams responsible for the continued growth and quality of the company’s EV charging network. With almost a decade of experience in EV infrastructure, Drew has held senior leadership positions at a variety of high-growth EV, clean energy, and climate-related companies. Prior to Volta, Drew served as the Head of Global Charging Infrastructure at Tesla, where he managed Tesla’s Supercharger, Home Charging, and Destination Charging businesses across 40+ countries. Drew holds B.S. and M.S. degrees in Management Science and Engineering from Stanford University. Katherine Bailon VP, Investor Relations Katherine brings more than 20 years of finance and investment experience to her role at Volta, having spent eight years on the buy-side as a hedge fund analyst specializing in technology segments such as green tech and auto tech. Her affinity for electric vehicles came early, having begun researching, writing, and investing in them in 2009. Before that, Katherine spent four years on the sell-side as a junior analyst in a top-ranked technology research team and then seven years in institutional sales at Goldman Sachs as Managing Director.

May 13, 2022 Brandt Hastings Interim CEO and CRO

5 May 13, 2022 Volta Q1 Performance Highlights Revenue $8.4 million, up 77% • Media Revenue $6.1 mn, up 73% Q1 Installed Base of Stalls 2,548 Media Brands • Showtime, Zoom, Bank of the West, T- Mobile new customers • PepsiCo, Disney, Aetna and Sephora returned repeat advertisers • 218 Stalls added in Q1, Up 39% YoY Site Partner Announcements • Tanger Outlets in nine markets • Walgreens 1,000 DC Fast stalls at 500 stores • Signed 3 new MSAs, Expanded 7 MSAs Europe • Signed partnership deals • Decathlon, the global sporting goods chain • Cineplex Group in Germany • Volta also celebrated the installation of its first charging stations in France

Volta's Expanding Charging Network

- Geographic Footprint: 26 States
- 39 DMAs[3]



Seattle-Tacoma
Portland, Or
Boise
Salt Lake City
Sacramnto-Stkton-Modesto
San Francisco-Oak-San Jose
Las Vegas
Los Angeles
San Diego
Phoenix (Prescott)
Honolulu
Denver
Colorado Springs
Minneapolis-St. Paul
Kansas City
St. Louis
Dallas-Ft. Worth
Austin
San Antonio
Houston
Chicago
Indianapolis
Nashville
Detroit
Cleveland-Akron (Canton)
Columbus
Cincinnati
Pittsburgh
Atlanta
Charlotte
Raleigh-Durham (Fayetvlle)
Washington, DC
Baltimore
Philadelphia
New York
Boston (Manchester)
Hartford & New Haven
Albany-Schenectady-Troy
Orlando-Daytona Bch-Melbrn
Tampa-St. Pete (Sarasota)
West Palm Beach-Ft. Pierce
Miami-Ft. Lauderdale
Current Network
Active DMAs

	INSTALLED BASE		DEPLOYMENT PIPELINE		TECHNICAL EVALUATION[2]
SCREENS[1]	4,695	+	7,051	+	7,785
STALLS	2,548	+	3,727	+	4,527
SITES	800	+	1,443	+	1,461



Initial Stall Deployments

France & Germany

[1] Some stalls do not have screens, some wall mounted have a single screen

[2] The part of the funnel that is under Technical Evaluation – Volta and our partners are serious enough about a project that Volta has decided to invest technical resources that will address feasibility and contractual variables required before both parties can agree to sign off on the project.

[3] Designated Market Area

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May 13, 2022

Volta's First Quarter Highlights

Site Partners – New Additions, Expansions
Media Customers – New Logos, Repeat customers

Charging Network Buildout

Network Site Partners

Q1 NEW SITE PARTNERS

Smart & Final · WinCo Foods · Schnucks

Q1 SITE PARTNERS WITH EXPANDED SITE RELATIONSHIPS

Kroger · Albertsons · KOHL'S · Tanger Outlets · SixFlags · TOPGOLF · Walgreens

FURTHER SITE PARTNER EXAMPLES

The Giant Company · amazon fresh · Giant · Stop&Shop · Whole Foods Market · Saks Fifth Avenue

Brookfield Properties · SITE · KIMCO · BRIXMOR · MACERICH · WEINGARTEN REALTY · Regency Centers · Starwood

ORACLE ARENA · Dignity Health Sports Park · UNITED CENTER · LOYOLA UNIVERSITY CHICAGO · TIGARD · ZOO

Revenue Streams

Media

Q1 NEW CUSTOMERS

BANK of the WEST BNP PARIBAS · zoom · SHOWTIME · T Mobile

Q1 REPEAT CUSTOMERS

Disney · SEPHORA · pepsi · aetna

FURTHER CUSTOMER EXAMPLES

NISSAN · Facebook · smartwater · JAGUAR · NETFLIX · COX

MINI · Alaska Airlines · CHASE · Chevrolet · Peapod

FIAT · Nestlé · Starbucks · VISTAR MEDIA · Anheuser-Busch · SV

CHRYSLER · TOYOTA · HYUNDAI · hulu

Network Intelligence

UTILITIES & GOVERNMENTS

Q1 REPEAT CUSTOMERS

Alabama Power

Southern Company

Alabama Clean Fuels Coalition

FURTHER CUSTOMER EXAMPLES

EDISON INTERNATIONAL

TEP Tucson Electric Power

Network Development Services

Q1 REPEAT CUSTOMERS

Brookfield Properties

Tanger Outlets

Charging Network Operations

LCFS CREDITS EARNED & SOLD

California

CALIFORNIA AIR RESOURCES BOARD

Oregon

DEQ

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May 13, 2022

8 May 13, 2022 Super Bowl 2022 - Seven of nine Auto advertisements featured an EV • EV Models are perfect for the Volta Media Platform • In Q1 Volta had two Auto OEMs run (Super Bowl Ad) Amplification Campaigns The Electric Vehicle Industry is Investing in Our Media Platform VOLTA Super Bowl 2022 Amplification Campaigns Polestar 2 Nissan Ariya • $77.5 of the $110 million that automakers spent on commercials for the 2022 Super Bowl advertised EV models. • In 2021 EV ads accounted for 7.5 percent of auto advertising spent in the U.S, more than triple the level of 2019.1 1Automative News

9 May 13, 2022 Network Expansion Highlights Q1 Momentum MSAs and Signed Expansion Smart & Final West Coast Grocery Store Chain Walgreens • MSAs – 3 new agreements signed representing over 450 sites • Signed Expansions 8 partners representing 598 sites and 1,262 stalls • A chain of warehouse-style food and supply stores • New Q1 MSA – 100% of stores in the U.S. will participate • Volta won more than 50% of stores – competitive win • 500 Sites • 1,000 Stalls

10 May 13, 2022 Media Business Highlights Q1 Momentum +73% YOY +107% YOY 16 Q1 Media Revenue Growth Of Volta’s Top 20 Customers bought across multiple of the last 5 Quarters Q1 Media Campaign Volume Of Volta’s Top 20 Customers bought across ALL 5 of the last 5 Quarters 7 5 Of Volta’s top 6 Advertisers in Q1 grew their spend with Volta triple digits YOY

11 May 13, 2022 Media Revenue Seasonality Advertising Industry Revenue • Percentage of Year by Quarter Clear Channel Buzzfeed Facebook 16.55 23.7 26.61 33.14 17.32 21.44 22.83 38.4 22.12 24.87 24.6 28.4 18.67 23.34 24.68 33.31 13.6 24.98 28.35 33.08 0 25 50 Q1 21 Q2 21 Q3 21 Q4 21 VoltaAverage Seasonality of Volta’s Revenue compared to advertising peer group

12 May 13, 2022 Volta wins 6th large-scale utility partnership Volta’s PredictEV ® software is used by utility companies around the United States to identify ideal station locations including: • Michigan Office of Future Mobility and DTE Energy • Southern Company • Tucson Electric Power PredictEV ® named a Finalist by Fast Company for the second consecutive year A panel of Fast Company’s editors and reporters selected winners and finalists from a pool of nearly 3,000 entries across transportation, education, food, politics, health, social justice and more. These awards celebrate innovations that positively impact society by tackling climate change, social inequality, and public health crises. In 2021, Volta was recognized in the Energy Category. Volta’s PredictEV® Recognized for Established Excellence • PredictEV software underpins our go to market and acts as an indirect support to our overall business model • We also sell the product to Utilities and Governments as a SaaS (Software as a Service) • Recurring Revenue • Software gross margins

13 May 13, 2022 • Accelerate revenue growth and Beat or meet Annual Revenue Target of $70-80 mn • Beat or meet annual connected stall count Goals of 1,700 – 2,000 incremental connected stalls • Activate “Charge for Charging” Revenue in H2 • Enhance public company infrastructure and E.S.G. Reporting Volta is Laser Focused on Four Key Goals for 2022

May 13, 2022

15 May 13, 2022 Technical Evaluation Pipeline Timeline of the process Qualification Visit Tenant/Landlord Approval Contract signed 4,527 Stalls - Technical Evaluations 3,727 Stalls - Deployment Pipeline Proposal Volta has strong demand from our Site Partners • 4,500+ stalls undergoing feasibility assessment prior to contract signature

54321 6 16 May 13, 2022 Site Deployment Pipeline Overview Signed Deals with Site Partners at Specific Locations Con str uc tio n Pr e- co ns tru ct ion Pe rm itt ing En gin ee rin g & Des ign Com m iss ion ing 3,727 Stall Deployment Pipeline Volta has over 3,700 stalls that are signed and in various stages of the deployment pipeline • Combined with the Technical Evaluation Pipeline, Volta is currently working on projects that represent a 3.5x growth of the current network

17 May 13, 2022 FY22 Network Growth Deployment cadence accelerates quarterly Approximation of Stall Installation Cadence, by quarter (Q1 Actual) Approximation of Installed Base, by quarter (Q1 Actual) 2,548 2,898 3,348 4,180 218 350 450 832 0 500 1000 1500 2000 2500 3000 3500 4000 4500 Q1 22 Q2 22 Q3 22 Q4 22 79% YOY GR EXPECTED • FY22 Full Year Guidance of 1,700- 2,000 additional installed stalls • 4,180 stalls installed base represents midpoint of guidance APPROXIMATIONACTUAL Installed Base Portion Installed in the quarter

18 May 13, 2022 Deployment Pipeline Signed opportunities under development are driving 2022 growth Approximation of Stall Installation Cadence Deployment Pipeline 0 500 1000 1500 2000 2500 3000 3500 4000 350 450 832 Q1 2022 Q2 2022 Q3 2022 Q4 2022 3,723 Approximation of Stall Installation Cadence Signed Deployment Pipeline Midpoint of Guidance with significant upside execution opportunity

May 13, 2022

Volta's First Quarter Highlights

Site Partners – New Additions, Expansions
Media Customers – New Logos, Repeat customers

Charging Network Buildout	Revenue Streams			
Parking Stall Lease – Expense	Q1 2022 Total Revenues $8,386		UP 77% YoY	
Network Site Partners	Media	Network Intelligence	Network Development Services	Charging Network Operations
	$6,118 | 73% of Total | UP 73% YOY	$53 | 1% of Total | (75%) YOY	$2,214 | 26% of Total | 121% YOY	$1 | NM | NM

Network Site Partners

Q1 NEW SITE PARTNERS

Smart & Final, WinCo Foods, Schnucks

Q1 SITE PARTNERS WITH EXPANDED SITE RELATIONSHIPS

Six Flags, Topgolf, Walgreens, Kroger, Albertsons, Kohl's, Tanger Outlets

FURTHER SITE PARTNER EXAMPLES

Zoo, The Giant Company, amazon fresh, Giant, Stop&Shop, Brookfield Properties, Whole Foods Market, Kimco, Brixmor, Oracle Arena, Dignity Health Sports Park, United Center, Tigard, Loyola University Chicago, Saks Fifth Avenue, Site, Macerich, Regency Centers, Weingarten Realty

Media

Q1 NEW CUSTOMERS

Bank of the West BNP Paribas, zoom, Showtime, T Mobile

Q1 REPEAT CUSTOMERS

Disney, Sephora, pepsi, aetna

FURTHER CUSTOMER EXAMPLES

Nissan, Facebook, smartwater, Jaguar, Netflix, Cox, Mini, Alaska Airlines, Chase, Chevrolet, Peapod, Fiat, Nestlé, Starbucks Coffee, Vistar Media, Anheuser-Busch, SV, Chrysler, Toyota, Hyundai, hulu

Network Intelligence

UTILITIES & GOVERNMENTS

Q1 REPEAT CUSTOMERS

Alabama Power, Southern Company, Alabama Clean Fuels Coalition

FURTHER CUSTOMER EXAMPLES

Edison International, TEP Tucson Electric Power

Network Development Services

Q1 REPEAT CUSTOMERS

Brookfield Properties, Tanger Outlets

Charging Network Operations

LCFS CREDITS EARNED & SOLD

California – California Air Resources Board

Oregon – DEQ

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May 13, 2022

21 May 13, 2022 Revenues Three Months Ending Mar-22 Mar-21 YOY % Media Revenue (formerly Behavior and Commerce) $ 6,118 $ 3,529 73% Network Development 2,214 1,001 121% Charging Network Operations 1 — 100% Network Intelligence 53 210 (75%) Total Revenue $ 8,386 $ 4,740 77% Revenue by Category $ in 000s

Q1-22 GAAP to Non-GAAP Gross Margin

$ in 000s

Total Volta	GAAP	Adjustments (2)	Non-GAAP
Total Revenue (1)	8,386	1,116	9,502
Total Costs	(9,682)	-	(9,682)
Gross Margin%	-15.5%	100%	-1.9%

Media	GAAP	Adjustments	Non-GAAP
Media Revenue	6,118	-	6,118
Media Costs	(535)	-	(535)
Media Gross Margin$	5,583	-	5,583
Media Gross Margin%	91.2%		91.2%

Network Development	GAAP	Adjustments (2)	Non-GAAP
Network Development Revenue	2,214	1,116	3,331
Network Development Costs	(2,900)	-	(2,900)
Gross Margin$	(686)	1,116	430
Gross Margin%	-31.0%	100%	12.9%

Stall Operating COGS	GAAP	Adjustments	Non-GAAP
Site Partner Rent / Other COGS	(6,246)		(6,246)

(1) Total revenue includes $53K from Network Intelligence and $1K from Charging Network Operations.

(2) Adjustments relate to fair value allocations in fixed price, multiple-element arrangements.

- Volta's media business continues to see high direct gross margins on a quarterly basis.
- Upfront costs for Network Development projects are typically higher and are expensed as incurred. Projects take between 6 and 12 months to complete and margins normalize around 30-35% at completion (based on standard site configurations).
- Adjusting for accounting impacts from fixed priced contracts, total gross margin for Q122 is -1.9% and Network Development gross margin is approximately 12.9%.
- Site Partner rent and other costs of sales are recognized as stations are installed ahead of monetization from media and other revenue streams. These fixed and overhead costs support total company revenue and are not evaluated by management against individual business lines.

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May 13, 2022 23 Three Months Ending Mar-22 Mar-21 Service revenue $ 7,974 $ 4,231 Product revenue 275 299 Other revenue 137 210 Total revenues $ 8,386 $ 4,740 COSTS AND EXPENSES Costs of services (exclusive of depreciation & amortization shown below) 9,262 4,609 Costs of products (exclusive of depreciation & amortization shown below) 420 352 OPERATING EXPENSES Stock Comp1 $16,485 45,519 Non-stock comp SG&A 39,734 15,338 Selling, general & administrative 56,219 60,857 Depreciation & amortization 3,695 2,173 Other operating (income) expense 326 120 Total costs and expenses 69,922 68,111 Loss from operations $ (61,536) $ (63,371) OTHER (INCOME) EXPENSES Interest expense, net 1,313 1,687 Other expense, net — 201 Change in fair value of warrant liability (14,700) (88) Total other (income) expenses (13,387) 1,800 LOSS BEFORE INCOME TAXES $ (48,149) $ (65,171) Income tax expense — — NET LOSS $ (48,149) $ (65,171) OTHER COMPREHENSIVE LOSS Foreign currency translation adjustment 88 — TOTAL COMPREHENSIVE LOSS $ (48,061) $ (65,171) Weighted-average Class A common stock outstanding, basic and diluted 153,696,945 7,974,872 Net loss per Class A common stock, basic and diluted $ (0.28) $ (4.15) Weighted-average Class B common stock outstanding, basic and diluted 18,294,483 7,733,885 Net loss per Class B common stock, basic and diluted $ (0.28) $ (4.15) Consolidated Statement of Operations and Comprehensive Loss (Non-GAAP unaudited) $ in 000s (except share data) 1 Stock-based compensation of $16.5m recognized in Q1'22 was primarily due to $15.1m in one-time expenses related to the resignation of former executives.

May 13, 2022 24 Three months ended March 31, Mar-22 Mar-21 Net (Loss) $ (48,419) $ (65,171) Interest expense, net 1,313 1,687 Depreciation & amortization 3,695 2,173 EBITDA $ (43,141) $ (61,311) + Stock-based compensation expense 16,485 45,519 + Warrant valuation (14,700) (88) Adjusted EBITDA $ (41,356) $ (15,880) Reconciliation of Non-GAAP Measures to GAAP (Unaudited) $ in 000s